SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          25-Oct-01

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

(Exact name of registrant as specified in its charter)


Delaware            333-49820-08           13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code     (212) 325-2000


Item 5. Other Events.

On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-9 Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated          25-Oct-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2031.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                          Principal   Remaining
Class     Balance    Principal   Interest      Loss      Balance
I-A-1       71891514     4017639     419367           0    67873876
I-A-2        6000000           0      35000           0     6000000
I-A-3        6927000           0      40408           0     6927000
I-A-4       13349000           0      77869           0    13349000
I-A-5        1959000           0      11428           0     1959000
I-A-6        2011000           0      11731           0     2011000
I-A-7        1489000           0       8686           0     1489000
I-A-8        1364000           0       7957           0     1364000
I-A-9       33898693N/A              164938           0    32551244
I-A-10      33898693     1347449      89302           0    32551244
I-A-11       1098145           0          0           0     1106381
I-A-12       4827150      184719N/A                   0     4642431
II-A-1      43647202     2191498     115711           0    41455704
II-A-2      43647202N/A              193457           0    41455704
II-A-3       3255076           0          0           0     3278133
II-A-4       2696318      124659N/A                   0     2571658
II-A-5      42076179     1945316     298040           0    40130863
III-A-1     39016683     2226017     243854           0    36790667
III-A-2      6809000           0      42783           0     6809000
I-X-1        3551532N/A               21457           0     3441429
I-X-2         357618N/A                2161           0      357368
II-X          140306N/A                 965           0      106853
III-X         244222N/A                1535           0      244030
II-P           25399          15          0           0       25384
III-P         143839         121          0           0      143718
B-1          4932171        3184      31384           0     4928987
B-2          2086661        1347      13278           0     2085314
B-3           948537         612       6036           0      947924
B-4           379375         245       2414           0      379130
B-5           569162         367       3622           0      568794
B-6           569106         367       3621           0      568739
A-R                0           0          0           0           0
TOTAL:     291969209    12043554    1847002           0   279956948

         Beginning
        Current Prin Principal              Remaining
Class      Amount   Distribution Interest    Balance
I-A-1      740.12242    41.36155    4.31738   698.76087
I-A-2     1000.00000     0.00000    5.83333  1000.00000
I-A-3     1000.00000     0.00000    5.83333  1000.00000
I-A-4     1000.00000     0.00000    5.83333  1000.00000
I-A-5     1000.00000     0.00000    5.83333  1000.00000
I-A-6     1000.00000     0.00000    5.83333  1000.00000
I-A-7     1000.00000     0.00000    5.83333  1000.00000
I-A-8     1000.00000     0.00000    5.83334  1000.00000
I-A-9      800.22898     0.00000    3.89361   768.42044
I-A-10     800.22898    31.80853    2.10810   768.42044
I-A-11    1045.85224     0.00000    0.00000  1053.69613
I-A-12     806.16994    30.84945    N/A       775.32049
II-A-1     727.45337    36.52497    1.92851   690.92840
II-A-2     727.45337     0.00000    3.22429   690.92840
II-A-3    1043.25173     0.00000    0.00000  1050.64143
II-A-4     743.06377    34.35420    N/A       708.70957
II-A-5     743.06377    34.35420    5.26337   708.70957
III-A-1    636.65030    36.32277    3.97906   600.32753
III-A-2   1000.00000     0.00000    6.28333  1000.00000
I-X-1      804.73643     0.00000    4.86195   779.78839
I-X-2      914.15929     0.00000    5.52305   913.51864
II-X       520.17540     0.00000    3.57620   396.15094
III-X      838.83710     0.00000    5.27069   838.17753
II-P       509.31160     0.30500    N/A       509.00660
III-P      927.13664     0.77780    N/A       926.35884
B-1        996.25723     0.64305    6.33938   995.61418
B-2        996.25724     0.64305    6.33938   995.61419
B-3        996.25723     0.64304    6.33938   995.61419
B-4        996.25722     0.64304    6.33939   995.61418
B-5        996.25724     0.64304    6.33938   995.61420
B-6        996.25778     0.64226    6.33938   995.61552
A-R          0.00000     0.00000    0.00000     0.00000

                                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                CSFB MORTGAGE ACCEPTANCE CORP.
                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:          10/31/01